UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23408	Date of Notification: September 18, 2026

2. Exact name of Investment Company as specified in registration statement:

Clarion Partners Real Estate Income Fund Inc.

3. Address of principal executive office: (number, street, city, state, zip code)

One Madison Avenue,

New York, NY 10010

4. Check one of the following:

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Jane Trust
Jane Trust
Director, President and Chief Executive Officer

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 18, 2026

Dear Clarion Partners Real Estate Income Fund Inc. Stockholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Clarion Partners Real Estate Income Fund Inc. (the “Fund”). Quarterly repurchase offers provide stockholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 18, 2026 and end on October 19, 2026. If you own shares through a broker/dealer or advisor, please contact your financial professional.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a stockholder at any time prior to the day immediately preceding the one-year anniversary of the stockholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The early repurchase fee will not apply to shares acquired through dividend reinvestment.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional and wish to tender shares you can alternatively complete the attached repurchase request form (“Repurchase Request Form”).

All Repurchase Request Forms must be completed in proper form and received by Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern Time, on Monday, October 19, 2026, to be effective.

Special Note for Stockholders Invested Through Traditional Individual Retirement Accounts (“IRAs”) and Similar Accounts

Federal income tax rules may require you, under certain circumstances, to take “required minimum distributions” (or RMDs) from one or more of your IRAs or similar accounts every year. Affected stockholders seeking RMDs by participating in the Fund’s repurchase offers must heed established repurchase offer deadlines and cannot expect extensions or exceptions. The deadlines apply to all stockholders. Please plan accordingly.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 833-565-4228.

Sincerely,

Clarion Partners Real Estate Income Fund Inc.

The repurchase request deadline (“Repurchase Request Deadline”) will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

REPURCHASE OFFER

1. The Offer. Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class I, Class D, Class S, Class T and Class U) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to stockholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on September 11, 2026 of the Class I shares (CPREX) was $11.33 per share. Class D shares (CPRDX) was $11.33 per share. Class S shares (CPRSX) was $11.34 per share. Class T shares (CPRTX) was $11.33 per share. Class U shares (CPRUX) was $11.32 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 833-565-4228 and asking for the most recent price or by visiting http://www.franklintempleton.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on October 19, 2026.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on October 19, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased between one and three business days after the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If stockholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if stockholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by stockholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on October 19, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Directors, including a majority of the independent Directors, and only in the following limited circumstances:

•

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•

For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class I, Class D, Class S, Class T and Class U shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of stockholders.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

Special Note for Stockholders Invested Through Traditional Individual Retirement Accounts (“IRAs”) and Similar Accounts

Federal income tax rules may require you, under certain circumstances, to take “required minimum distributions” (or RMDs) from one or more of your IRAs or similar accounts every year. Affected stockholders seeking RMDs by participating in the Fund’s repurchase offers must heed established repurchase offer deadlines and cannot expect extensions or exceptions. The deadlines apply to all stockholders. Please plan accordingly.

10. Early Repurchase Fee. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a stockholder at any time prior to the day immediately preceding the one-year anniversary of the stockholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The early repurchase fee will not apply to shares acquired through dividend reinvestment.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or stockholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Franklin Templeton Fund Adviser, LLC (the “Manager”), Clarion Partners, LLC (the “Investment Sub-Adviser”), Western Asset Management Company, LLC (the “Securities Sub-Adviser”), Ultimus Fund Solutions, LLC (the “Transfer Agent”), Franklin Distributors, LLC (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Manager, the Investment Sub-Adviser, the Securities Sub-Adviser nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Directors makes any recommendation to any stockholder as to whether to tender or refrain from tendering shares. Each stockholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether stockholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s currently effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, MONDAY,

OCTOBER 19, 2026

Regular Mail: Franklin Templeton c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246-0707	Overnight Mail: Franklin Templeton c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246-1617

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Clarion Partners Real Estate Income Fund Inc. (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Shares Held Less than One Year from Purchase Only: I understand that tendering shares at any time prior to the day immediately preceding the one-year anniversary of the stockholder’s purchase of the shares will be subject to an early repurchase fee of 2.00%. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. The early repurchase fee will not apply to shares acquired through dividend reinvestment.

Name(s) of Registered Stockholders:

Clarion Partners Real Estate Income Fund Account Number:

Custodian Name (if applicable):

Account Registration:

Address:

Phone Number:

Shares Tendered (fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class S Shares (CPRSX): ____________	Class D Shares (CPRDX): ____________

Class T Shares (CPRTX): ____________	Class I Shares (CPREX): ____________

Class U Shares (CPRUX): ____________

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.

Partial Tender:	Please tender	shares from my account.

Partial Tender:	Please tender	$ from my account.

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY ALL OR A NUMBER OF SHARES WILL BE REJECTED.

2.	Alterations to this form are prohibited and the request will be rejected.

3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. stockholders) has been previously submitted.

Payment and Delivery Instructions

Custodial and certain broker-controlled accounts: Proceeds will automatically be issued to the custodian or broker/dealer of record. There is no need to check a box below for these account types.

Non-custodial accounts: If no option is selected below, proceeds will be delivered via ACH to your bank on file. If no bank information is on file, a check will be issued to the name(s) of the registered stockholder(s) and mailed to the address of record.

Check One:

☐ Direct deposit (ACH) to bank of record

☐ Check to address of record

☐ Check to alternative address

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 833-565-4228 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:

Date:

Joint Account Owner Signature (if applicable):

Date:

If shares are registered in the name of a custodian, the custodian of the shares must execute this Repurchase Request Form.

Signature of Custodian
Name of Custodian
Title of Signatory
Date